
B53AE2
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PATIENT SAFETY TECHNOLOGIES, INC.

Roth 23rd Annual OC Growth Stock Conference

Forward looking statements

The following information contains forward-looking statements. These forward-looking statements are based on Management's current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors, some of which are outside Management's control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. You are cautioned not to place undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied. All forward-looking statements are based on information available to Management on this date and Patient Safety Technologies, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See "Risk Factors" discussed from time to time in the reports filed by the Company with the Securities and Exchange Commission, including the Form 10-K.

Overview

- Patient Safety Technologies, Inc. conducts its operations through a single wholly-owned operating subsidiary: SurgiCount Medical, Inc.
- The Company's core offering, the Safety-Sponge® System, is a proven, cost-effective solution to one of the most common errors in surgery, retained surgical sponges
- Well positioned to become the standard of care in a $450 million domestic market opportunity, international approximately two fold
- Multiple product extensions to expand addressable market and drive accelerated adoption
- Attractive business model with significant operating leverage
- Newly appointed management demonstrating immediate success implementing restructuring and growth initiatives
- Poised for continued growth, increased profitability


The most common surgical
Adverse Event:
Retained surgical sponges

A 1.2+ billion, preventable error

- Rate of occurrence estimated at 1 in 1,500 intra abdominal cases, 1 in 8,000 general surgeries
- The most commonly reported surgical “Adverse Event”

1 Retained Sponge per 8,000 Procedures(1)

Costs Per Incident(2):

Legal	**$234,000**
Medical	**$68,000**
	$302,000

$37.75 per procedure

32 million surgical procedures

$1.2 billion+ preventable costs

- Does not include other economic costs, or the real human costs
  - Loss of reputation for involved institutions and clinicians,
  - OR and personnel time, government fines

(1) Estimate based on: Cima R, Kollengode A, Garnatz J, Storsveen A, Weisbrod C, Deschamps C. Incidence and characteristics of potential and actual retained foreign object events in surgical patients. Journal of the American College of Surgeons. 2008; 248:80-87.

(2) Legal: Average medical malpractice payment since 1990 per the 2006 Annual Report of the National Practitioner Data Bank, U.S. Health and Human Services. Medical: Average CMS payout per retained sponge incident in 2006.

Saving hospitals money on every procedure



Estimated Per Procedure Cost Comparison
$39.75
Legal / Medical Costs
$37.75
Gauze
$2.00
Savings Per Procedure $25.75
$12.00
Approximate Incremental Cost
$2.00
Common Sponge
Safety-Sponge

SURGICOUNT MEDICAL

The Safety-Sponge® System

- Unique datamatrix coded sponges (the Safety-Sponge® line), automatic identification hardware/software system (the SurgiCounter™) and a backend data management tool (Citadel software application)
- Real-time intra-operative counts, post-op evidence based outcomes and data management
- Over 36 million Safety-Sponges® used in 1.6 million+ procedures, ***zero*** retained in any procedure where the solution was utilized


C00A8V




COUNT IN
Scan
Menu
Count out

The Citadel software application

- Patient / procedure scorecards
- Sponge tracking and other procedure specific data


Full Report
Report Details
Creation Date: 08-12-2008 21:25:08
Service: Ophthalmic
Machine Information
SurgiCounter ID: 00227
SurgiCounter SN: 000249372
Patient Information
Patient MR: 002309872
Last name:
First name: Doe
Opening Staff
C/N: C.Barton
Scrub: M.Sanger
Surgeon: McDreamy
Closing Staff
C/N: Nightingale
Scrub:
Additional:
Notes
Notes: 2 notes
View
Add
Count Summary
All items SurgiCounted out? NO
4x4XR IN: 30 OUT: 29 LEFT: 1
18x18 IN: 10 OUT: 10 LEFT: 0
Towel IN: 3 OUT: 3 LEFT: 0
Item Details
Label Type Time In Time Out
B19EA1 18x18 08-12-2008 21:25:36 08-12-2008 21:28:21
B19HED 18x18 08-12-2008 21:25:36 08-12-2008 21:28:23
B1840L 18x18 08-12-2008 21:25:36 08-12-2008 21:28:24
B1946C 18x18 08-12-2008 21:25:36 08-12-2008 21:28:26
B1E84F 18x18 08-12-2008 21:25:36 08-12-2008 21:28:31
B0R2BA 18x18 08-12-2008 21:25:49 08-12-2008 21:28:37
B0TUL1 18x18 08-12-2008 21:25:49 08-12-2008 21:28:40
B0TU89 18x18 08-12-2008 21:25:49 08-12-2008 21:28:48
B100MA 18x18 08-12-2008 21:25:49 08-12-2008 21:28:49
B0TZ6R 18x18 08-12-2008 21:25:49 08-12-2008 21:28:42
A1UHT0 4x4XR 08-12-2008 21:25:58 08-12-2008 21:27:55
A2I7JF 4x4XR 08-12-2008 21:25:58 08-12-2008 21:27:57
A29X75 4x4XR 08-12-2008 21:25:58 08-12-2008 21:28:00
A24EV3 4x4XR 08-12-2008 21:25:58 08-12-2008 21:28:02
A1UHTR 4x4XR 08-12-2008 21:25:58 08-12-2008 21:28:04
A1UHU4 4x4XR 08-12-2008 21:25:58 08-12-2008 21:28:06
A1UHU2 4x4XR 08-12-2008 21:25:58 08-12-2008 21:28:08
A28NN0 4x4XR 08-12-2008 21:25:58 08-12-2008 21:28:11
A2EZF2 4x4XR 08-12-2008 21:25:58 08-12-2008 21:28:14
A2EZF3 4x4XR 08-12-2008 21:25:58 08-12-2008 21:28:17
A1SE50 4x4XR 08-12-2008 21:26:39 08-12-2008 21:29:04
A1OEG1 4x4XR 08-12-2008 21:26:39 08-12-2008 21:29:11
A1QDZ3 4x4XR 08-12-2008 21:26:39 08-12-2008 21:29:13
A1OEFQ 4x4XR 08-12-2008 21:26:39 08-12-2008 21:29:14
A1OD8G 4x4XR 08-12-2008 21:26:39 08-12-2008 21:29:16
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Validated by the most extensive research ever performed on retained surgical sponges


The Joint Commission

Journal on Quality and Patient Safety®

Improvement from Front Office to Front Line

February 2011
Volume 37 Number 2

Eliminating Retained Surgical Sponges

Features

Performance Improvement

- Using a Data-Matrix–Coded Sponge Counting System Across a Surgical Practice: Impact After 18 Months

Organizational Change and Learning

- A Strategic Approach for Managing Conflict in Hospitals: Responding to the Joint Commission Leadership Standard, Part 1
- A Strategic Approach for Managing Conflict in Hospitals: Responding to the Joint Commission Leadership Standard, Part 2

Adverse Events

- The Cost of Serious Fall-Related Injuries at Three Midwestern Hospitals

Health Professions Education

- Trainees' Perceptions of Patient Safety Practices: Recounting Failures of Supervision

"After 18 months of continuous use of the data-matrix–coded sponge system throughout our surgical practice, in which some 1,862,373 sponges were counted, we had no retained-sponge events."
—Cima et al. (p. 55)

Joint Commission Resources

- Multi-year, independent clinical research study on retained surgical sponges recently published in the February 2011 edition of *The Joint Commission Journal on Quality and Patient Safety*
- Key results from the study include:
    - Prior to implementation, a retained sponge occurred on average every 64 days
    - During the study 87,404 procedures were performed over 18 months using 1.9 million Safety-Sponges®, ***none*** were retained
    - Use of the solution caused no workflow disruption or increase in case duration
    - Staff satisfaction was acceptable with a high degree of trust in the system
    - The Safety-Sponge® System was found to be highly reliable and cost effective

SURGICOUNT MEDICAL

World class, expanding customer list

- 60+ current users, including 5 US News and World Report 2010-11 Honor Roll Hospitals, multiple implementations in process and pending

U.S. News and World Report 2010-2011 Honor Roll Hospitals

Johns Hopkins Hospital, Baltimore

***Mayo Clinic, Rochester**

Massachusetts General Hospital, Boston

***Cleveland Clinic**

Ronald Reagan UCLA Medical Center, Los Angeles

New York Presbyterian University Hospital of Columbia and Cornell

***University of California, San Francisco Medical Center**

Barnes-Jewish Hospital / Washington University, St. Louis

Hospital of the University of Pennsylvania, Philadelphia

Duke University Medical Center, Durham, N.C.

***Brigham and Women's Hospital, Boston**

University of Washington Medical Center, Seattle

UPMC-University of Pittsburgh Medical Center

***University of Michigan Hospitals and Health Centers, Ann Arbor**

From product introduction to accelerating adoption

Safety-Sponge® System Sales Since Introduction


$ in 000's
$141
$1,089
$2,780
$4,504
$7,600
217% CAGR
FY2006
FY2007
FY2008
FY2009
Q310 Run Rate*

	FY2006	FY2007	FY2008	FY2009	Q310 Run Rate*
Procedures	>10,000	>50,000	>300,000	>800,000	>1,450,000
O.R.'s	>50	>100	>300	>450	>900
Penetration	<1%	<1%	<1%	<1%	1%

*Q310 Run Rate represents estimated sales to end user customers during the third quarter of 2010 annualized

Business model overview

- Outsourced manufacturing and partnered distribution strategy
- Significant operating leverage with limited required investment
- Top tier supply chain partners allow for considerable manufacturing and distribution scale and capabilities

A PLUS INTERNATIONAL INC.

- Leading manufacturer of disposable medical and surgical supplies (35%+ market share)
- China based facilities, headquartered in Chino, CA

CardinalHealth

- Full coverage of entire U.S.
- Logistics, distribution, supply chain and sales / marketing support
- “Preferred RFO solution”

Recent shareholder driven management and board changes

- Founder led shareholder activism event completed end of Q2 2010
- New executive management team, reduced board
- Immediate implementation of comprehensive restructuring plan and new growth initiatives
  - Accelerate adoption of core offering
  - Improve key operational capabilities
  - Aggressively manage cash burn

Recent financial summary

$ in 000's

	2009	Q1 10'	Q2 10'	Q3 10'
Revenues:				
Stocking orders	$4,503.5	$1,034.7	$2,322.4	$2,463.2
Regular orders	-	1,330.1	1,443.2	1,659.3
Total revenues	4,503.5	2,364.8	3,765.5	4,122.6
Cost of revenues	2,703.9	1,088.9	1,790.4	1,950.6
Gross profit	1,799.6	1,275.9	1,975.2	2,172.0
Gross margin	*40.0%*	*54.0%*	*52.5%*	*52.7%*
Total operating expenses	12,604.7	2,679.3	3,430.9	1,247.1
Non cash operating exp.	5,603.8	486.5	631.5	270.4
Adjusted total op. exp.	7,000.9	2,192.8	2,799.4	976.7
% Improvement			*-27.7%*	*65.1%*
Reported operating income (loss)	($10,805.1)	($1,403.4)	($1,455.7)	$924.9
Adj. operating income (loss)	($5,201.3)	($916.9)	($824.2)	$1,195.3
% Improvement			*10.1%*	*245.0%*

- Q3 2010 first quarter under new management team
- Immediate success demonstrated from restructuring initiatives
- Continued revenue growth, margin expansion, significant reduction of operating expenses
- First reported period of positive operating income in the history of the company
- Excluding one-time payment to contact manufacturer, adjusted cash flows from operations turned positive

Balance sheet summary

$ in 000's

ASSETS	
Current assets:	
Cash	$3,020.4
A/R	679.8
Inventory	1,730.0
Prepaid expenses	256.1
Total current assets	$5,686.2
PP&E	$918.6
Goodwill	1,832.0
Patents, net	2,870.3
Other assets	715.5
Total assets	$12,022.5

LIABILITIES AND SHAREHOLDER EQUITY	
Current liabilities:	
A/P	$1,677.3
Convertible debenture	1,424.6
Warrant derivative liability	980.8
Deferred revenue	4,446.6
Accrued liabilities	865.6
Total current liabilities	$9,394.8
Deferred tax liability	708.0
Total liabilities	$10,102.9
Shareholder equity	$1,919.7
Total liabilities and SE	$12,022.5

EQUITY SUMMARY	
Primary common shares outstanding	23,456.1
Series A preferred stock:	
Shares outstanding	11.0
7% cumulative cash dividend	
Common stock equivalent shares	NA
Series B convertible preferred stock:	
Shares outstanding	60.1
Conversion price	$0.75
7% PIK dividend	
Common stock equivalent shares	8,008.9

- Balance sheet as per the Company's form 10Q for the period ended 9/30/2010
- $1.4 million convertible debenture subsequently converted into 500k common shares

Driving growth through expanded functionality and applications

Leveraging a proven sponge solution…

…into a comprehensive O.R. data input and management offering


SURGICOUNT
MEDICAL
Safety-Sponge
Camera
Checklist
Instruments
MORE
Kits
SCAN

- Implants
- Specimens
- Blood
- Intra-op staff changes

**New features not yet reviewed by the FDA*

Well positioned for continued growth

- Proven, compelling value proposition
  - Improved patient outcomes, reduced preventable costs
- Significant evidence supporting clinical efficacy and economic rationale
- Recently published landmark clinical research
- World class existing customer base
- Attractive business model with significant operating leverage
- Expanding product offering to drive continued penetration and additional revenue opportunities
- Currently approximately 1% penetrated into immediate U.S. market opportunity